Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of AISystems, Inc., on Form 10-Q for the period ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof, I, David Haines, Principal  Executive Officer and Principal Financial Officer of AISystems, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ended September 30, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the period ended September 30, 2011, fairly presents, in all material respects, the financial condition and results of operations of AISystems, Inc.

Date: November 25, 2011	By:	/s/ David Haines
David Haines
Chief Executive Officer (Duly Authorized Officer, Principal Executive Officer and Principal Financial Officer)